SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: October 28, 1996


                            U.S. WIRELESS DATA, INC.
                     (Exact Name of Registrant as Specified
                                in Its Charter)


         Colorado                  0-22848                  84-1178691

(State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)              Number)               Identification
                                                               Number)




                             5700 Flatiron Parkway
                             Boulder, Colorado 80301
                    (Address of principal executive offices)


Registrant s telephone number, including area code:   (303) 440-5464




                                                       3 Total Pages

ITEM 5.


     On October 23, 1996 the Board of Directors of U.S. Wireless Data, Inc. (the Registrant ), announced the resignation of Michael J. Brisnehan, the company s president, chief executive officer, and chief financial officer. Mr. Brisnehan will continue to serve on the board of directors. The Company also announced that Rod L. Stambaugh, chairman of the board of directors, vice president of marketing and business development, and co-founder of U.S. Wireless Data, has been appointed president and chief executive officer, replacing Mr. Brisnehan.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   U.S. WIRELESS DATA, INC.



                                   By:

                                         Rod L. Stambaugh
                                         President & CEO



Dated: October 28, 1996